BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Managed Volatility V.I. Fund

(the “Fund”)

Supplement dated June 2, 2014

to the Fund’s Prospectus dated May 1, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Performance Information” is supplemented as follows:

Effective immediately, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is added to the performance benchmarks against which the Fund measures its performance. Fund management believes that this addition to the performance benchmarks more accurately reflects the investment strategy of the Fund.

For the one-, five- and ten-year periods ended December 31, 2013, the average annual total returns for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index were 0.07%, 0.12% and 1.68%, respectively.

Shareholders should retain this Supplement for future reference.

PRO-VARMVVI-0614SUP